Exhibit 99.2


                          Akeena Solar, Inc.
                Consolidated Statements of Operations
                             (Unaudited)


                        Three Months Ended       Nine Months Ended
                           September 30,            September 30,
                         2006         2005        2006        2005
                     ------------ ------------ ----------- -----------

Net sales            $ 3,599,957  $ 2,212,587  $8,902,554  $4,785,624
Cost of sales          2,709,642    1,513,372   6,729,181   3,648,556
                     ------------ ------------ ----------- -----------
   Gross profit          890,315      699,215   2,173,373   1,137,068
                     ------------ ------------ ----------- -----------
Operating expenses
Selling, general and
 administrative        1,400,078      502,141   2,885,108   1,191,424
                     ------------ ------------ ----------- -----------
   Total operating
    expenses           1,400,078      502,141   2,885,108   1,191,424
                     ------------ ------------ ----------- -----------
   Income from
    operations          (509,763)     197,074    (711,735)    (54,356)
                     ------------ ------------ ----------- -----------
Other income (expense)

Interest income
 (expense), net          (17,348)      (2,323)    (43,543)     (6,677)
                     ------------ ------------ ----------- -----------
   Total other income
    (expense)            (17,348)      (2,323)    (43,543)     (6,677)
                     ------------ ------------ ----------- -----------
Net loss             $  (527,111) $   194,751  $ (755,278) $  (61,033)
                     ============ ============ =========== ===========


Earnings per common
 and common
 equivalent share:
 Basic               $     (0.05) $      0.02  $    (0.08) $    (0.01)
                     ============ ============ =========== ===========

 Diluted             $     (0.05) $      0.02  $    (0.08) $    (0.01)
                     ============ ============ =========== ===========

Weighted average
 shares used in
 computing earnings
 per common and
 common equivalent
 share:
 Basic                10,264,028    9,000,000   9,432,451   9,000,000
                     ============ ============ =========== ===========

 Diluted              10,264,028   10,000,000   9,432,451   9,000,000
                     ============ ============ =========== ===========

Certain treatments for restricted stock issuances are still being reviewed by the company's auditors, and are subject to adjustment, which the company does not believe to be material.


                          Akeena Solar, Inc.
                      Consolidated Balance Sheet
                             (Unaudited)

                                                   September 30, 2006
                                                   -------------------
Assets
Current assets
 Cash and cash equivalents                                $ 1,682,584
 Accounts receivable, net                                   2,582,310
 Inventory                                                  1,490,733
 Prepaid expenses and other current assets                    384,721
                                                   -------------------
          Total current assets                              6,140,348
Property and equipment, net                                   166,824
Due from related party                                         21,825
Customer list                                                 277,186
Other assets                                                   46,672
                                                   -------------------
          Total assets                                    $ 6,652,855
                                                   -------------------
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable                                          $ 1,714,855
 Accrued liabilities                                          739,241
 Accrued warranty                                             424,426
 Loan payable                                                 175,568
 Deferred revenue                                             476,233
 Credit facility                                              500,000
 Current portion of capital lease obligations                   6,531
 Current portion of long-term debt                             18,744
                                                   -------------------
          Total current liabilities                         4,055,598

Capital lease obligations, less current portion                27,692
Long-term debt, less current portion                           32,088
                                                   -------------------
          Total liabilities                                 4,115,378
                                                   -------------------



Stockholders' equity:

 Preferred stock, $0.001 par value; 1,000,000
  shares authorized; none issued and outstanding at
  September 30, 2006                                                -
 Common stock $0.001 par value; 50,000,000 shares
  authorized; 14,873,966 shares issued and
  outstanding at September 30, 2006                            14,874
 Additional paid-in capital                                 3,378,400
 Accumulated deficit                                         (855,797)
                                                   -------------------
          Total stockholders' equity                        2,537,477
                                                   -------------------
          Total liabilities and stockholders'
           equity                                         $ 6,652,855
                                                   -------------------